UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 13, 2004



                              BIOVERIS CORPORATION
             (Exact name of registrant as specified in its charter)



               Delaware                                000-50583
    (State or other Jurisdiction of            (Commission File Number)
            Incorporation)

                                   80-0076765
                      (I.R.S. Employer Identification No.)



                             16020 Industrial Drive
                          Gaithersburg, Maryland 20877
                     (Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (301) 869-9800





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Item 5.  Other Events and Regulation FD Disclosure

See attached press release filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release dated February 13, 2004.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2004

                                        BIOVERIS CORPORATION

                                        By:/s/ George V. Migausky
                                        -------------------------
                                        Name:  George V. Migausky
                                        Title: Vice President, CFO


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                                  EXHIBIT INDEX

        Exhibit No.                 Description
        99.1                        Press release dated February 13, 2004.